Exhibit 99.1

Contact: Liz Harris

Vice President, Communications

Phone: 502-636-4474

Liz@kyderby.com

FOR IMMEDIATE RELEASE

CHURCHILL DOWNS INCORPORATED SUSPENDS HULLABALOU MUSIC

FESTIVAL FOR 2011; DISSOLVES ENTERTAINMENT GROUP

LOUISVILLE, Ky. (Wednesday, Oct. 6, 2010) - Churchill Downs Incorporated (“CDI”), (NASDAQ: CHDN) announced today that it will not conduct its HullabaLOU Music Festival in 2011 and that it has dissolved its Churchill Downs Entertainment (“CDE”) Group.

The HullabaLOU Music Festival will not be conducted in 2011, but may return in future years once the economy and the live-music business in the U.S. have fully recovered, and if suitable calendar dates can be found. HullabaLOU 2010 was plagued by three consecutive July days with heat indexes exceeding 105 degrees.

CDI formed the CDE group in 2009 to develop large-scale, live entertainment events that could be conducted at CDI facilities and at other non-CDI venues. CDE developed the inaugural HullabaLOU Music Festival conducted on July 23-25, 2010, at Churchill Downs Racetrack, and the Fork, Cork & Style food and wine festivals conducted at Churchill Downs Racetrack on September 12, 2010, and at Arlington Park Race Course on October 2, 2010.

“It has become clear that launching new, upscale entertainment events in the current economy, particularly with the persistently high levels of unemployment, is extremely difficult,” said CDI President and Chief Executive Officer Robert L. Evans. “While we received exceptionally high marks from the nearly 80,000 people who attended our CDE events, we fell short of the attendance levels necessary to operate these events profitably.”

Steve Sexton, CDI Executive Vice President and President of CDE has decided to resign from CDI to pursue other interests. “I would like to thank Steve for his many contributions to CDI’s success,” said Evans.

Sexton stated: “I am proud of the CDE team and what we accomplished, and I have enjoyed my tenure at both Arlington Park Race Course and at Churchill Downs Racetrack during my nine years with CDI. I was fortunate to lead superb teams at each venue, overseeing six record-setting Kentucky Derbys, two Breeders’ Cups, and the $121 million renovation of Churchill Downs Racetrack. I am looking forward to expanding my career in a new direction.”

Three other full-time CDE employees will also be leaving CDI as the result of this action.

Churchill Downs Incorporated (“CDI”), headquartered in Louisville, Ky., owns and operates four world renowned Thoroughbred racing facilities: Arlington Park in Illinois, Calder Casino and Race Course in Florida, Churchill Downs Race Track in Kentucky and Fair Grounds Race Course & Slots in Louisiana. CDI operates slot and gaming operations in Louisiana and Florida. CDI tracks are host to North America’s most prestigious races, including the Arlington Million, the Kentucky Derby and the Kentucky Oaks, the Louisiana Derby and the Princess Rooney, along with hosting the Breeders’ Cup World Championships for a record seventh time on Nov. 5-6, 2010 and eighth time on Nov. 4-5, 2011. CDI also owns off-track betting facilities, TwinSpires.com, Youbet.com and other advance-deposit wagering providers, United Tote, television production, telecommunications and racing service companies such as BRIS and a 50-percent interest in the national cable and satellite network, HorseRacing TV, which supports CDI’s network of simulcasting and racing operations, and entered into a definitive purchase agreement to acquire Harlow’s Casino Resort & Hotel in Greenville, MS, on Sept. 13, 2010. CDI trades on the NASDAQ Global Select Market under the symbol CHDN and can be found at www.ChurchillDownsIncorporated.com.

Information set forth in this press release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this press release are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, on-line gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in those markets in which we operate; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks, costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Florida, Illinois or Louisiana law that impact revenues of racing operations in those states; the presence of wagering facilities of Indiana racetracks near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemens’ groups to interstate simulcasting; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the loss of our totalisator companies or their inability to provide us assurance of the reliability of their internal control processes through Statement on Auditing Standards No. 70 audits or to keep their technology current; the need for various alternative gaming approvals in Louisiana; our accountability for environmental contamination; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to adjust the casualty losses through our property and business interruption insurance coverage; our ability to integrate Harlow’s and other businesses we acquire, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen’s groups and their memberships; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

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